Inventories	12 Months Ended
Dec. 31, 2022
Inventories [Abstract]
Inventories	Inventories
Accounting policies
Inventories are valued at the lower of cost and net realizable value, with cost determined on an average cost basis. The cost of finished goods inventories includes direct material, direct labour, and an allocation of overhead.
Supporting information

As at	December 31, 2022	December 31, 2021
Manufactured products	$428	$446
Logs and other raw materials	376	412
Materials and supplies	228	203
	$1,032	$1,061
Inventories at December 31, 2022 were subject to a valuation reserve of $61 million (December 31, 2021 - $6 million) to reflect net realizable value being lower than cost.The carrying amount of inventory recorded at net realizable value was $232 million at December 31, 2022 (December 31, 2021 - $42 million), with the remaining inventory recorded at cost.